SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2007

Beckman Coulter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard

Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01–	Entry into a Material Definitive Agreement

As of October 31, 2007, Beckman Coulter, Inc. (“Beckman Coulter”) and Beckman Coulter Finance Company, LLC, a wholly-owned bankruptcy-remote special purpose subsidiary of Beckman Coulter (“Beckman Coulter Finance Company”), entered into a $175.0 million receivables securitization facility. The facility is structured for Beckman Coulter to sell certain receivables under a two-step process.

As the first step, pursuant to a receivables sale agreement, dated as of October 31, 2007 (the “Receivables Sale Agreement”), Beckman Coulter from time to time will sell and/or contribute to Beckman Coulter Finance Company certain trade receivables and related security (the “Receivables”). Beckman Coulter Finance Company will be consolidated into the financial statements of Beckman Coulter. The Receivables Sale Agreement is filed as Exhibit 10.1 to this Report and is incorporated herein by reference. Receivables transferred to Beckman Coulter Finance Company are assets of Beckman Coulter Finance Company and not of Beckman Coulter (and are not available to the creditors of Beckman Coulter).

As the second step, pursuant to the receivables purchase agreement, dated as of October 31, 2007 (the “Receivables Purchase Agreement”), among Beckman Coulter, as servicer, Beckman Coulter Finance Company, as seller, Park Avenue Receivables Company LLC (the “LLC”), JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the financial institutions party thereto (together with the LLC and the Administrative Agent, in its individual capacity, the “Purchasers”), Beckman Coulter Finance Company will sell from time to time to the Administrative Agent, for the benefit of one or more Purchasers, certain undivided percentage ownership interests in the Receivables, related security, and the cash collections and proceeds of the Receivables (the “Interests”). The maximum amount of sales of Interests under the Receivables Purchase Agreement is limited to $175.0 million. Beckman Coulter will service the Receivables and Beckman Coulter Finance Company will pay a fee to Beckman Coulter for these services. The Receivables Purchase Agreement is filed as Exhibit 10.2 to this Report and is incorporated herein by reference.

Interest on borrowings (other than defaulted interest) is based on (i) commercial paper interest rates, (ii) LIBOR rates or (iii) the Prime Rate as announced by the Administrative Agent, in each case plus an applicable margin. The facility includes usual and customary limited recourse, early amortization events and events of default for trade receivable securitization facilities of this nature.

The summary of the above agreements is qualified in its entirety by reference to the agreements filed as Exhibits 10.1 and 10.2 to this Report on Form 8-K and incorporated by reference herein.

Item 2.03–	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 with respect to the receivables securitization facility is incorporated herein by reference.

Item 9.01–	Financial Statements and Exhibits

Exhibits	Exhibit Description
10.1	Receivables Sale Agreement, dated October 31, 2007, between Beckman Coulter, Inc. as Originator, and Beckman Coulter Finance Company, LLC, as Buyer.

10.2	Receivables Purchase Agreement, dated October 31, 2007, among Beckman Coulter Finance Company, LLC, as Seller, Beckman Coulter, Inc., as Servicer, Park Avenue Receivables Company LLC, JPMorgan Chase Bank, N.A., as Administrative Agent, and the financial institutions party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2007

BECKMAN COULTER, INC.

By:	/s/ Jack E. Sorokin
Name:	Jack E. Sorokin
Title:	Deputy General Counsel

EXHIBIT INDEX

Exhibits	Exhibit Description
10.1	Receivables Sale Agreement, dated October 31, 2007, between Beckman Coulter, Inc. as Originator, and Beckman Coulter Finance Company, LLC, as Buyer.

10.2	Receivables Purchase Agreement, dated October 31, 2007, among Beckman Coulter Finance Company, LLC, as Seller, Beckman Coulter, Inc., as Servicer, Park Avenue Receivables Company LLC, JPMorgan Chase Bank, N.A., as Administrative Agent, and the financial institutions party thereto.